UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2015

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STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan	1-13873	38-0819050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan		49508
(Address or principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (616) 247-2710

None
(Former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On January 13, 2015, the Compensation Committee of the Board of Directors of Steelcase Inc. (the “Company’) approved amendments to the Company’s Executive Supplemental Retirement Plan and Restoration Retirement Plan, which are effective as of March 1, 2015. Copies of the amendments are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference. The material changes to the plans implemented by the amendments are described below.

Executive Supplemental Retirement Plan:

•	Employees cannot become participants in the plan after February 28, 2015.

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The earnings used to determine the amount of payments to be made to participants under the plan following retirement, death or total disability will be based on the participant’s base salary over the last three years prior to the later of January 1, 2016 or the last day of the calendar year in which the participant becomes fully vested under the plan. Prior to the amendment, such earnings were based on the participant’s base salary over the last three years prior to retirement, death or total disability.

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If a participant dies after benefit payments begin under the plan, the participant’s benefits may pass to a designated beneficiary regardless of whether the participant has a surviving spouse. Prior to the amendment, if a participant died after benefit payments began under the plan, the participant’s benefits could only pass to a designated beneficiary if there was a surviving spouse and would continue only as long as the surviving spouse was living; the benefits were forfeited if a participant died without a surviving spouse.

Restoration Retirement Plan:

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The amount of compensation eligible for contributions under the plan is all compensation in excess of the annual compensation limit for qualified retirement plans under Internal Revenue Code Section 401(a)(17). Prior to the amendment, eligible compensation under the plan was limited to two times the Section 401(a)(17) limit.

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Contributions will be made to participant’s accounts under the plan based on the participant’s eligible compensation using the same rate of contribution by the Company to the participant’s account in the Company’s Retirement Plan, including discretionary contributions, non-discretionary contributions, qualified non-elective contributions and matching contributions. Prior to the amendment, contributions were based only on the rate of discretionary and non-discretionary contributions.

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The Compensation Committee may approve a one-time credit to the accounts of certain participants under the plan on March 2, 2015. No such credits have been approved for any of the Named Executive Officers reported in the Company’s 2014 proxy statement.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS.

Exhibit Number	Description
10.1	2015-1 Amendment to the Steelcase Inc. Executive Supplemental Retirement Plan
10.2	2015-1 Amendment to the Steelcase Inc. Restoration Retirement Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STEELCASE INC.

By:	/s/ Mark T. Mossing
Mark T. Mossing Corporate Controller and Chief Accounting Officer (Duly Authorized Officer and Principal Financial Officer)
Date: January 16, 2015

EXHIBIT INDEX

Exhibit Number	Description
10.1	2015-1 Amendment to the Steelcase Inc. Executive Supplemental Retirement Plan
10.2	2015-1 Amendment to the Steelcase Inc. Restoration Retirement Plan